UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2023

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On October 31, 2023, Sensata Technologies Holding plc (“the Company”) announced that Paul Vasington, Executive Vice President and Chief Financial Officer, has decided to retire from the Company, effective immediately following the filing of the Quarterly Report on Form 10-Q for the third quarter 2023 (the "Form 10-Q Filing") in early November. Mr. Vasington will remain with the Company through a transition period and will remain as an advisor to Jeff Cote, Chief Executive Officer and President, until April 2, 2024.
Accordingly, on October 26, 2023, Sensata Technologies, Inc. ("STI"), a wholly-owned subsidiary of the Company, entered into a Letter Agreement (the “Vasington Letter Amendment”) with Mr. Vasington, which alters certain terms of the employment agreement between STI and Mr. Vasington dated February 4, 2014 (the “Vasington Employment Agreement”).
Unless the parties agree otherwise in writing, the Vasington Letter Amendment provides that Mr. Vasington will serve as Executive Vice President and Chief Financial Officer until immediately following the Form 10-Q Filing, during which period he will be eligible to continue to receive his regular salary and benefits. He will then transition to serving as an Advisor providing transition services until April 2, 2023 or the Early Employment End Date as defined in the Vasington Letter Amendment. In connection with his continued service as an Advisor, Mr. Vasington will be eligible to receive a monthly base salary of $48,861 monthly in his role as an Advisor and may continue to participate in the Company’s benefits programs, with the exception of accruing vacation pay. All other terms of the Vasington Employment Agreement not amended by the Vasington Letter Amendment will continue to govern the terms of Mr. Vasington's employment with the Company.
The foregoing summary of the Vasington Letter Amendment is qualified in its entirety by reference to the complete agreement, a copy of which is attached as Exhibit 10.1 to this current report and is incorporated herein by reference. A copy of the press release announcing the retirement of Mr. Vasington is attached as Exhibit 99.1 to this current report and is incorporated by reference herein.
(c) On October 31, 2023, the Company announced that Brian K. Roberts has been named as the Company's new Chief Financial Officer (“CFO”), pursuant to Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, effective immediately following the Form 10-Q Filing (the "Effective Date"). Mr. Roberts will assume leadership and oversight of all global financial activities of the Company and will serve until his earlier resignation, retirement, or removal. Mr. Roberts does not have (i) any arrangements or understandings with any other person pursuant to which he was selected to serve as an officer; (ii) any family relationships with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer; or (iii) any direct or indirect material interest in any transaction or series of transactions contemplated by Item 404(a) of Regulation S-K.
Mr. Roberts, age 52, has decades of finance, operational, and leadership experience across several industries, including marketing and technology services, medical device manufacturing, and life sciences. Most recently, Mr. Roberts was the Chief Executive Officer of Tarveda Therapeutics, a private venture backed oncology company, which he joined initially as Chief Financial Officer in 2018. Mr. Roberts has extensive public company operating experience including as Chief Financial Officer at both Insulet Corporation (NASDAQ: PODD), a high-growth medical technology business and Digitas, Inc., through its successful acquisition by Publicis Groupe. Mr. Roberts also has significant public board experience including serving for eight years as Audit Committee Chair for ViewRay, Inc. Mr. Roberts started his career at Ernst & Young and is a Certified Public Accountant. He holds a Bachelor of Science in Accounting and Finance from Boston College.
In connection with Mr. Roberts' appointment as Executive Vice President and Chief Financial Officer, STI entered into an employment agreement with Mr. Roberts. Pursuant to the terms of the employment agreement, Mr. Roberts' salary will be $585,000 per year, subject to periodic review by the Compensation Committee of Sensata's Board of Directors. In addition, Mr. Roberts will be eligible to receive an annual cash bonus with a target of 100% of his base salary, a $250,000 sign-on bonus payable in cash, and a $250,000 grant of restricted stock units on the Effective Date. Mr. Roberts will also be eligible to participate in the benefit programs available to Sensata’s other executive officers. If Mr. Roberts' employment is terminated by STI without “cause” (as defined in the employment agreement) or by him with “good reason” (as defined in the employment agreement), Mr. Roberts will be entitled to severance in an amount equal to one year of his then current base salary and an amount equal to the average of the annual bonus paid to him in the prior two years, plus continued participation in health and dental benefit plans for one year following the date of termination.
The foregoing summary of Mr. Roberts' employment agreement is qualified in its entirety by reference to the complete agreement, a copy of which is attached as Exhibit 10.2 to this current report and is incorporated herein by reference. A copy of the press release announcing the Mr. Roberts' appointment is attached as Exhibit 99.1 to this current report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated October 26, 2023, between Paul S. Vasington and Sensata Technologies, Inc.

10.2	Employment Agreement, dated October 26, 2023, between Brian K. Roberts and Sensata Technologies, Inc.

99.1	October 31, 2023 press release entitled "Sensata Announces New Chief Financial Officer."

104	Cover Page Interactive Data File (embedded within inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ Maria Freve
Date:	October 31, 2023	Name: Maria Freve
Title: Vice President and Chief Accounting Officer

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